UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

Resignation of David Hochman

On September 5, 2023, David Hochman informed Motus GI Holdings, Inc. (the “Company”) of his resignation from the board of directors of the Company (the “Board”), effective September 6, 2023. Mr. Hochman has served on the Board since 2016. On the date of his resignation, Mr. Hochman was Chair of the Compensation Committee. Mr. Hochman’s resignation was not the result of any disagreement relating to the Company’s policies, operations or practices.

Resignation of Darren Sherman

On September 5, 2023, Darren Sherman informed the Company of his resignation from the Board, effective September 6, 2023. Mr. Sherman has served on the Board since 2016. On the date of his resignation, Mr. Sherman was a member of the Audit Committee and served as Chair of the Nominating and Corporate Governance Committee. Mr. Sherman’s resignation was not the result of any disagreement relating to the Company’s policies, operations or practices.

Appointment of Scott Durbin

On September 5, 2023, the Board appointed Scott Durbin as a director of the Company. The appointment is effective September 6, 2023. Mr. Durbin will be a member of the Compensation, Audit and Nominating and Corporate Governance Committees of the Board. With his appointment, the Company will have five directors, three of whom are independent, including Mr. Durbin. Mr. Durbin will receive cash and equity compensation in accordance with the Company’s non-employee director compensation program described in the definitive proxy statement for the Company’s 2023 Annual Meeting of Shareholders, which was filed with the U.S. Securities and Exchange Commission on August 7, 2023, the amount of which will be prorated from the date of his appointment.

There are no arrangements or understandings between Mr. Durbin and any other person pursuant to which Mr. Durbin was selected as a director, and there are no transactions in which the Company is a party and in which Mr. Durbin has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: September 6, 2023	By:	/s/ Mark Pomeranz
	Name:	Mark Pomeranz
	Title:	Chief Executive Officer

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